UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Short-Term Loan

On June 28, 2024, the Company entered into a short-term loan with a director, Lawrence Sinks (the “Lender”), evidenced by a promissory note in the principal amount of $400,000 (the “Note”). Proceeds from the Note are to be utilized by the Company’s wholly-owned subsidiary, American Rebel Beverages, LLC. The Note is due on September 30, 2024, with a repayment amount of $520,000. The Company may reduce the repayment amount to $480,000 if the Note is repaid on or before July 31, 2024; or reduce to $500,000 if the Note is repaid on or before August 31, 2024.

The foregoing description of the Note and of all of the parties’ rights and obligations under the Note is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and of which is incorporated herein by reference.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2024, the Company held its annual meeting of stockholders. Stockholders voted on the following proposals:

1.	To elect Charles A. Ross, Jr., Corey Lambrecht, Larry Sinks, Michael Dean Smith and C. Stephen Cochennet to serve as directors until the next annual meeting or until their successors are elected and qualified; and

2.	To confirm the affirmation of GBQ Partners LLC as independent auditors for the next year.

Each proposal was approved and each share of common stock was entitled to one vote per proposal. Only stockholders of record at the close of business on May 28, 2024, were entitled to vote. The number of outstanding shares on the record date was 5,947,643. In addition, the Company had 75,000 shares of Series A Preferred Stock in attendance; each share of Series A Preferred Stock is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for a vote.

Votes on the proposals were as follows:

	Proposal	For	Against	Abstentions	Broker Non-Votes
1.	Charles A. Ross, Jr.	75,329,305	33,324	3,660	2,069,734
1.	Corey Lambrecht	75,329,240	33,288	3,761	2,069,734
1.	Larry Sinks	75,322,695	39,934	3,660	2,069,734
1.	Michael Dean Smith	75,313,246	49,383	3,660	2,069,734
1.	C. Stephen Cochennet	75,322,592	40,037	3,660	2,069,734
2.	Affirmation of GBQ Partners LLC	77,251,039	179,400	5,584	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Sinks Promissory Note dated June 28, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 2, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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